AMENDMENT NO. 7 TO THE
 AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
This AMENDMENT NO. 7 TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, dated as of March 24, 2017 (this "Amendment"), is entered into by and among BERRY PLASTICS GROUP, INC., a Delaware corporation ("Holdings"), BERRY PLASTICS CORPORATION, a Delaware corporation (the "Company"), certain domestic subsidiaries of the Company party hereto as additional borrowers (together with the Company, the "Borrowers"), certain other subsidiaries of the Company party hereto, the financial institutions party hereto, and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the "Administrative Agent") and collateral agent (in such capacity, the "Collateral Agent") under the Unamended Credit Agreement.
PRELIMINARY STATEMENTS:
(1) Holdings, the Company, the other Borrowers, the lenders from time to time party thereto (the "Existing Lenders"), the Administrative Agent, the Collateral Agent and the other agents party thereto, entered into that certain Amended and Restated Revolving Credit Agreement, dated as of April 3, 2007 (as amended by Amendment No. 1 to the Amended and Restated Revolving Credit Agreement, dated as of December 14, 2007, Amendment No. 2 to the Amended and Restated Revolving Credit Agreement, dated as of January 11, 2008, the Incremental Assumption Agreement, dated as of December 23, 2009, Amendment No. 3 to the Amended and Restated Revolving Credit Agreement, dated as of June 28, 2011, Amendment No. 4 to the Amended and Restated Revolving Credit Agreement, dated as of May 14, 2015, Amendment No. 5 to the Amended and Restated Revolving Credit Agreement, dated as of October 1, 2015, and Amendment No. 6 to the Amended and Restated Revolving Credit Agreement, dated as of March 15, 2017, the "Unamended Credit Agreement");
(2) Pursuant to Section 2.21 of the Unamended Credit Agreement, the Company has requested to establish Incremental Revolving Facility Commitments thereunder in an aggregate amount of $100,000,000 (the "Additional Revolving Commitments") (i) for general corporate purposes and (ii) to pay fees and expenses related to the foregoing (the Unamended Credit Agreement, as amended by this Amendment, the "Amended Credit Agreement");
(3) This Amendment shall be deemed to also be an Incremental Assumption Agreement as required by Section 2.21 of the Unamended Credit Agreement.
NOW, THEREFORE, in consideration of the premises and in order to induce the parties hereto to enter into the transactions described herein and the Additional Revolving Lenders to extend credit to the Borrowers pursuant to the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Administrative Agent, the Additional Revolving Lenders, the Borrowers and the other Loan Parties hereby covenant and agree as follows:

SECTION 1.  Additional Revolving Commitments.
(a) Each Lender committed to an Additional Revolving Commitment (each, an "Additional Revolving Lender") as set forth in Schedule I hereto severally agrees (i) that it shall be considered a Lender for all purposes under the Loan Documents and agrees to be bound by the terms thereof and (ii) to make available its pro rata portion of the Additional Revolving Commitments to the Borrowers in the aggregate amount set forth on Schedule I on the Amendment Effective Date.  The terms and provisions of the Additional Revolving Commitments shall be identical to the Revolving Facility Commitments.  The aggregate amount of the Additional Revolving Commitments made under this Amendment shall not exceed $100,000,000.

(b) After giving effect to the Additional Revolving Commitments pursuant to the preceding Section 1(a), the aggregate Revolving Facility Credit Exposure outstanding as of the date hereof shall be re-allocated among the Revolving Lenders on the date hereof in accordance with their new Pro Rata Share  (and each Revolving Lender shall be deemed to have assigned and/or purchased, as necessary, any such interests in order to accurately reflect such new Pro Rata Share as of the date hereof and the Company consents to all such assignments).

SECTION 2.  Effect of Amendment.
(a) On and after the Amendment Effective Date, (i) each reference in the Loan Documents (other than the Amended Credit Agreement) to "the Revolving Credit Agreement," "therein," "thereunder," "thereof" or words of like import referring to the Unamended Credit Agreement, shall mean and be a reference to the Amended Credit Agreement and (ii) all references to any Section (or subsection) of the Unamended Credit Agreement in any Loan Document (but not the Amended Credit Agreement) shall be amended to become, mutatis mutandis, references to the corresponding provisions of the Amended Credit Agreement.
(b) The Unamended Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(c) The parties hereto acknowledge and agree that (1) this Amendment and the other Loan Documents, whether executed and delivered in connection herewith or otherwise, do not constitute a novation or termination of the Obligations under the Unamended Credit Agreement as in effect prior to the Amendment Effective Date and which remain outstanding, (2) the Obligations are in all respects continuing (as amended by the Amended Credit Agreement and which are hereafter subject to the terms of the Amended Credit Agreement) and (3) the security interests as granted under the applicable Loan Documents securing payment of such Obligations (including, after the Amendment Effective Date, the Additional Revolving Commitments) are in all respects continuing and in full force and effect and are reaffirmed hereby with no change in the priority applicable and such security interests are and continue to be, duly perfected security interests, subject only to (i) the terms thereof, and (ii) the Liens permitted under the Loan Documents.
(d) The amendment of the Unamended Credit Agreement pursuant to this Amendment is limited as written and is not a consent to any other amendment, restatement or waiver or other modification, whether or not similar and, except as expressly provided herein or in any other Loan Document, all terms and conditions of the Loan Documents remain in full force and effect unless otherwise specifically amended hereby or by any other Loan Document.
(e) This Amendment shall be a Loan Document.
SECTION 3.  Conditions of Effectiveness.  This Amendment shall become effective in the order and in the manner herein described, as of the first date upon which each of the conditions precedent set forth below in this Section 3 shall be satisfied or waived in accordance with Section 9.08 of the Unamended Credit Agreement (such date, the "Amendment Effective Date"):

(a)
The representations and warranties set forth in the Amended Credit Agreement and the other Loan Documents shall be true and correct in all material respects as of the Amendment Effective Date, with the same effect as though made on and as of such date; provided to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided, further, that any representation and warranty that is qualified as to "materiality," "Material Adverse Effect" or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(b)
Both on and as of the date hereof and on and as of the Amendment Effective Date, both before and after giving effect to this Amendment, no event has occurred and is continuing that constitutes a Default or an Event of Default under the Unamended Credit Agreement, the Amended Credit Agreement and the other Loan Documents.

(c)	The execution, delivery of, and the performance of this Amendment by Holdings, the Company and the other Borrowers are permitted under the terms of all Material Indebtedness.
(d)
The Administrative Agent (or its counsel) shall have received from Holdings, the Company, the other Borrowers and each Subsidiary Loan Party, the Administrative Agent and the Additional Revolving Lenders party hereto either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

(e)
The Administrative Agent shall have received, on behalf of itself and the Lenders and each Issuing Bank on the Amendment Effective Date, a favorable written opinion of (i) Bryan Cave LLP, special counsel for the Loan Parties, (ii) Jason Greene, in-house counsel for the Loan Parties, and (iii) Godfrey & Kahn, Wisconsin counsel for certain of the Loan Parties, in each case (A) dated the Amendment Effective Date, (B) addressed to the Administrative Agent and the Lenders, and (C) in form and substance reasonably satisfactory to the Administrative Agent and covering such other matters relating to the Loan Documents as the Administrative Agent shall reasonably request.

(f)	The Administrative Agent shall have received in the case of each Loan Party each of the items referred to in clauses (i), (ii), (iii) and (iv) below:
(i)
only if such document or item has not previously been delivered, or shall have changed since the later of (x) its last date of its previous delivery to the Administrative Agent pursuant to the Unamended Credit Agreement, and (y) the Amendment Effective Date, a copy of the certificate or articles of incorporation, certificate of limited partnership or certificate of formation, as applicable, including all amendments thereto, of each Loan Party, (A) in the case of a corporation, certified as of a recent date of the Amendment Effective Date by the Secretary of State (or other similar official) of the jurisdiction of its organization, and a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of such jurisdiction) of each such Loan Party as of a recent date of the Amendment Effective Date or (B) in the case of a partnership or limited liability company, certified by the Secretary or Assistant Secretary of each such Loan Party;

(ii)	a certificate of the Secretary or Assistant Secretary or similar officer of each Loan Party dated the Amendment Effective Date and certifying:

(A)
(1) that attached thereto is a true and complete copy of the bylaws (or partnership agreement, limited liability company agreement, operating agreement or other equivalent governing documents) of such Loan Party as in effect on the Amendment Effective Date and at all times since the date of the resolutions described in clause (B) below, or (2) that the by-laws (or partnership agreement, limited liability company agreement or other equivalent governing documents) of such Loan Party, as in effect on the Amendment Effective Date, have not been modified, rescinded or amended since the latter of (x) its last date of delivery to the Administrative Agent pursuant to the Unamended Credit Agreement and (y) the Amendment Effective Date,

(B)
that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of such Loan Party (or its managing general partner or managing member) authorizing the execution, delivery and performance of the Loan Documents to which such person is a party and, in the case of the Borrowers, the borrowings thereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Amendment Effective Date,

(C)
that the certificate or articles of incorporation, certificate of limited partnership or certificate of formation of such Loan Party has not been amended since the date of the last amendment thereto disclosed or delivered pursuant to clause (i) above,

(D)	as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party, and
(E)	as to the absence of any pending proceeding for the dissolution or liquidation of such Loan Party or, to the knowledge of such person, threatening the existence of such Loan Party;
(iii)
a certificate of a director or another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary or similar officer executing the certificate pursuant to clause (ii) above; and

(iv)
such other documents as the Administrative Agent or the Additional Revolving Lenders on the Amendment Effective Date may reasonably request (including without limitation, tax identification numbers, addresses and any information requested pursuant to "know your customer" requirements).

(g)
the Administrative Agent shall have received from a Financial Officer of the Company, an officer's certificate to the effect that the execution, delivery and performance of this Amendment, the Amended Credit Agreement and the other Loan Documents by the Loan Parties will not conflict with, result in a breach of or constitute a default under, or give rise to a right of, or result in, any cancellation or acceleration under, any indenture, credit or loan agreement or other documents or instruments to which any Loan Party is party with respect to any Material Indebtedness.

(h)
The Agents shall have received to the extent invoiced, reimbursement or payment of all reasonable outofpocket expenses (including reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP and local counsel) required to be reimbursed or paid by the Loan Parties hereunder or under any Loan Document.

(i)
The Administrative Agent shall have received for the ratable account and benefit of each Additional Revolving Lender executing this Amendment a nonrefundable fee equal to 0.10% of the aggregate principal amount of Additional Revolving Commitments of such Additional Revolving Lender.

For purposes of determining compliance with the conditions specified above, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender prior to the Amendment Effective Date specifying its objection thereto and such Lender shall not have made available to the Administrative Agent such Lender's ratable portion of the initial Borrowing, if any.
SECTION 4.  Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 5.  Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the state of New York.
SECTION 6.  WAIVER OF JURY TRIAL  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS.  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.
SECTION 7.  Jurisdiction; Consent to Service of Process.
(a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof (collectively, "New York Courts"), in any action or proceeding arising out of or relating to this Amendment or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Amendment shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Amendment or any of the other Loan Documents in the courts of any jurisdiction, except that each of the Loan Parties agrees that (a) it will not bring any such action or proceeding in any court other than New York Courts (it being acknowledged and agreed by the parties hereto that any other forum would be inconvenient and inappropriate in view of the fact that more of the Lenders who would be affected by any such action or proceeding have contacts with the State of New York than any other jurisdiction), and (b) in any such action or proceeding brought against any Loan Party in any other court, it will not assert any cross-claim, counterclaim or setoff, or seek any other affirmative relief, except to the extent that the failure to assert the same will preclude such Loan Party from asserting or seeking the same in the New York Courts.

(b) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment or the other Loan Documents in any New York State or federal court.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

BERRY PLASTICS CORPORATION

By:	/s/ Jason K. Greene
Name: Jason K. Greene
Title: Executive Vice President, General Counsel and Secretary

BERRY PLASTICS GROUP, INC.

By:	/s/ Jason K. Greene
Name: Jason K. Greene
Title: Executive Vice President, Chief Legal Officer and Secretary

AEROCON, LLC
AVINTIV ACQUISITION CORPORATION
AVINTIV INC.
AVINTIV SPECIALTY MATERIALS INC.
BERRY PLASTICS ACQUISITION CORPORATION V
BERRY PLASTICS ACQUISITION CORPORATION XI
BERRY PLASTICS ACQUISITION CORPORATION XII
BERRY PLASTICS ACQUISITION CORPORATION XIII
BERRY GLOBAL FILMS, LLC
BERRY PLASTICS ACQUISITION LLC X
BERRY PLASTICS DESIGN, LLC
BERRY PLASTICS FILMCO, INC.
BERRY PLASTICS 1K, LLC
BERRY PLASTICS OPCO, INC.
BERRY PLASTICS SP, INC.
BERRY PLASTICS TECHNICAL SERVICES, INC.
BERRY STERLING CORPORATION
BPREX BRAZIL HOLDING INC.
BPREX CLOSURE SYSTEMS, LLC
BPREX CLOSURES KENTUCKY INC.
BPREX CLOSURES, LLC
BPREX DELTA INC.
BPREX HEALTHCARE BROOKVILLE INC.
BPREX HEALTHCARE PACKAGING INC.
BPREX PLASTIC PACKAGING INC.
BPREX PLASTICS SERVICES COMPANY INC.
BPREX PRODUCT DESIGN AND ENGINEERING INC.
BPREX SPECIALTY PRODUCTS PUERTO RICO INC.
CAPLAS, LLC
CAPLAS NEPTUNE, LLC
CAPTIVE PLASTICS HOLDINGS, LLC
CAPTIVE PLASTICS, LLC
CARDINAL PACKAGING, INC.
CHICOPEE, INC.
COVALENCE SPECIALTY ADHESIVES LLC
COVALENCE SPECIALTY COATINGS LLC
CPI HOLDING CORPORATION

By:	/s/ Jason K. Greene
Name: Jason K. Greene
Title: Executive Vice President, General Counsel and Secretary

DOMINION TEXTILE (USA), L.L.C.
FABRENE, L.L.C.
FIBERWEB GEOS, INC.
FIBERWEB, LLC
KERR GROUP, LLC
KNIGHT PLASTICS, LLC
OLD HICKORY STEAMWORKS, LLC
PACKERWARE, LLC
PESCOR, INC.
PGI EUROPE, INC.
PGI POLYMER, INC.
PLIANT INTERNATIONAL, LLC
PLIANT, LLC
POLYSEAL, LLC
PRIME LABEL & SCREEN INCORPORATED
PRISTINE BRANDS CORPORATION
PROVIDENCIA USA, INC.
ROLLPAK CORPORATION
SAFFRON ACQUISITION, LLC
SEAL FOR LIFE INDUSTRIES, LLC
SETCO, LLC
SUN COAST INDUSTRIES, LLC
UNIPLAST HOLDINGS, LLC
UNIPLAST U.S., INC.
VENTURE PACKAGING, INC.

By:	/s/ Jason K. Greene
Name: Jason K. Greene
Title: Executive Vice President, General Counsel and Secretary

GRAFCO INDUSTRIES LIMITED PARTNERSHIP

By: CAPLAS NEPTUNE, LLC its General Partner

By:	/s/ Jason K. Greene
Name: Jason K. Greene
Title: Executive Vice President, General Counsel and Secretary

BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent, and as a Lender

By:	/s/ Robert Q. Mahoney
Name: Robert Q Mahoney
Title: Senior Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Hilda C. Carbajal
Name: Hilda C. Carbajal
Title: Authorized Officer

CITIBANK, N.A., as a Lender

By:	/s/ David L. Smith
Name: David L. Smith
Title: Vice President and Director

HSBC Bank USA, National Association as a Lender

By:	/s/ John Reid
Name: John Reid
Title: SVP

SCHEDULE I
ADDITIONAL REVOLVING COMMITMENT ALLOCATIONS

Lender	Commitment
JPMorgan Chase Bank, N.A.	$40,000,000.00
Citibank, N.A.	$30,000,000.00
HSBC Bank USA,N.A.	$20,000,000.00
Bank of America, N.A.	$10,000,000.00